UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2024

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 South Monaco Street, Suite 500 Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

(303) 773-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MDC	New York Stock Exchange
6% Senior Notes due January 2043	MDC 43	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 17, 2024, M.D.C. Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SH Residential Holdings, LLC, a Delaware limited liability company (“Parent”), Clear Line, Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”) and solely for the purposes of Section 6.2, Section 6.17 and Section 9.15 of the Merger Agreement, Sekisui House, Ltd., a Japanese kabushiki kaisha (“Guarantor”), providing for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

The Company’s board of directors (the “Company Board”) approved and adopted the Merger Agreement and resolved to recommend that the stockholders of the Company adopt the Merger Agreement and approve the transactions contemplated thereby (the “Transactions”), including the Merger. The Company Board determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and consummate the Transactions, including the Merger in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and upon the terms and subject to the conditions set forth in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”):

(i)	each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) outstanding as of immediately prior to the Effective Time (other than shares of Company Common Stock that are (A)(1) held by the Company as treasury stock; (2) held directly by Parent or Merger Sub; or (3) held by any direct or indirect wholly owned Subsidiary of Parent or Merger Sub, in each case, immediately prior to the Effective Time (collectively, the “Owned Company Shares”), (B) held by any direct or indirect wholly owned Subsidiary of the Company immediately prior to the Effective Time, (C) held by a holder who is entitled to demand, and has properly and validly demanded, appraisal for such shares of Company Common Stock in accordance with, and who complies in all respects with, Section 262 of the DGCL (“Dissenting Shares”), or (D) subject to vesting restrictions and/or forfeiture back to the Company (“Company RSAs”)) will be automatically converted into the right to receive $63.00 per share, in cash, without interest thereon (the “Merger Consideration”);
(ii)	each Owned Company Share will automatically be cancelled and cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof; and
(iii)	each share of Company Common Stock held by any direct or indirect wholly owned Subsidiary of the Company shall be converted into such number of shares of common stock of the surviving corporation with an aggregate value immediately after the consummation of the Merger equal to the Merger Consideration.

The Merger Agreement also provides that, at the Effective Time, by virtue of the Merger:

(i)	each option to purchase shares of Company Common Stock granted under any Company Equity Plan (each, a “Company Option”) that is outstanding and unexercised, whether vested or unvested, as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash (without interest), if any, equal to the product of (A) the excess (if any) of (1) the Merger Consideration over (2) the exercise price per share of such Company Option, multiplied by (B) the number of shares of Company Common Stock subject to such Company Option, subject to any required withholding of Taxes; provided, however, that any Company Option with respect to which the applicable per share exercise price is greater than the Merger Consideration will be cancelled without consideration;
(ii)	each Company RSA, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash (without interest) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company RSA, multiplied by (B) the Merger Consideration, subject to any required withholding of Taxes; and
(iii)	each performance stock unit award relating to shares of Company Common Stock granted under any Company Equity Plan (each, a “Company PSU”), whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company PSU based on maximum performance, multiplied by (B) the Merger Consideration, subject to any required withholding of Taxes.

At the Effective Time, all Dissenting Shares will be cancelled and cease to exist, and the holders of Dissenting Shares will only be entitled to the rights granted to them under Section 262 of the DGCL with respect to such Dissenting Shares.

If the Merger is consummated, the Company Common Stock will be de-listed from The New York Stock Exchange and de-registered under the Securities Exchange Act of 1934, as amended, as soon as practicable following the Effective Time.

Conditions to the Merger

Consummation of the Merger is expected in the first half of 2024, subject to certain conditions set forth in the Merger Agreement, including, but not limited to, the: (i) affirmative vote of the holders of a majority of all of the outstanding shares of Company Common Stock to adopt the Merger Agreement; (ii) expiration or termination of any waiting period (and extensions thereof) applicable to the Transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder; (iii) absence of any law, order or injunction enacted or issued after the date of the Merger Agreement restraining, enjoining or otherwise prohibiting the Merger; and (iv) the absence of a Company Material Adverse Effect following the date of the Merger Agreement. The obligations of Parent and Merger Sub to consummate the Merger are not subject to any financing condition.

No Solicitation

From the execution of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company will be subject to customary “no-shop” restrictions on its ability to solicit alternative Acquisition Proposals from third parties and to provide information to, and participate in discussions and negotiations with, third parties regarding any alternative Acquisition Proposals, subject to a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate or engage in discussions or negotiations with, third parties with respect to an Acquisition Proposal if the Board determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that such alternative Acquisition Proposal constitutes a Superior Proposal or would be reasonably likely to result in a Superior Proposal, and the failure to take such actions would be reasonably likely to be inconsistent with the directors’ fiduciary duties pursuant to applicable law.

Termination and Fees

The Merger Agreement contains certain termination rights for the Company, on the one hand, and Parent and Merger Sub, on the other hand. Upon termination of the Merger Agreement under specified circumstances, including (i) the Company terminating the Merger Agreement to enter into an Alternative Acquisition Agreement providing for a Superior Proposal; or (ii) Parent terminating the Merger Agreement due to the Company Board’s change of its recommendation that stockholders adopt the Merger Agreement and approve the Transactions, including the Merger, in each case pursuant to and in accordance with the “fiduciary out” provisions of the Merger Agreement, the Company will be required to pay Parent a termination fee of $147,420,000. The termination fee will also be payable by the Company if the Merger Agreement is terminated under certain circumstances and prior to such termination (or at least two business days prior to the Stockholder’s Meeting in the case of termination for the failure to receive the requisite stockholder approval), an Acquisition Proposal has been publicly announced and not publicly withdrawn or not otherwise publicly abandoned and an Acquisition Proposal is consummated or the Company enters into a definitive agreement with respect to an Acquisition Proposal within one year of the termination. In addition to the foregoing termination rights, and subject to certain limitations, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by July 17, 2024, subject to extension at the election of the Company or Parent for three months if necessary to obtain HSR approval or to resolve an injunction relating to other specified governmental consents.

Other Terms of the Merger Agreement

The Company also made customary representations and warranties in the Merger Agreement and agreed to customary covenants regarding the operation of the business of the Company and its Subsidiaries prior to the consummation of the Merger. The Merger Agreement also provides that the Company, on the one hand, or Parent and Merger Sub, on the other hand, may specifically enforce the obligations under the Merger Agreement, including the obligation to consummate the Merger if the conditions set forth in the Merger Agreement are satisfied. The parties to the Merger Agreement have also agreed to use their respective reasonable best efforts and take certain actions to obtain the requisite regulatory approvals for the Transactions.

The foregoing description of the Merger Agreement and the Transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and is incorporated by reference herein. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, Merger Sub, Guarantor or their respective Subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective Subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent, Merger Sub and Guarantor and the Transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the Transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the U.S. Securities and Exchange Commission (the “SEC”).

Financing

On January 17, 2024, Guarantor, Parent and Merger Sub obtained debt financing commitments of $4.5 billion in the aggregate from certain financial institutions, which will be used to finance a portion of the consideration due under the Merger Agreement and fees and expenses related to the Transactions, subject to the terms and conditions set forth in the related debt commitment letters. The obligations of Parent and Merger Sub to consummate the Merger are not subject to any financing condition.

Guarantee

Pursuant to the Merger Agreement, and subject to the terms and conditions contained therein, Guarantor is guaranteeing the obligations of Parent and Merger Sub in connection with the Merger Agreement.

Voting Agreement

Also on January 17, 2024, in connection with the Company’s execution of the Merger Agreement, Mr. Larry Mizel, Mr. David Mandarich and certain of Mr. Mizel’s affiliates and estate planning vehicles (the “Specified Company Stockholders”) entered into a Voting Agreement (the “Voting Agreement”) with Parent, pursuant to which the Specified Company Stockholders have agreed, among other things, to vote their shares of Company Common Stock in favor of the adoption of the Merger Agreement and the approval of the Merger and any other matters that would reasonably be expected to facilitate the Merger and against, among other things, any other action, proposal or transaction that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or prevent the consummation of, or otherwise adversely affect, the Merger or any of the other transactions contemplated by the Merger Agreement or Voting Agreement. The Voting Agreement also includes certain restrictions on transfer of shares of Company Common Stock by such Company Stockholders.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On January 17, 2024, the Company Board approved and adopted an amendment to its By-Laws, effective immediately, to add an exclusive forum by-law. The exclusive forum by-law designates (i) the Court of Chancery of the State of Delaware (or if the Court of Chancery of the State of Delaware lacks jurisdiction, another court of the State of Delaware or, if no court of the State of Delaware has jurisdiction, then the federal district court for the District of Delaware) as the sole and exclusive forum for certain types of actions and proceedings; and (ii) the federal district courts of the United States of America as the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The foregoing description of the amendment to the Company’s By-Laws is qualified in its entirety by the full text of the Amendment to the By-Laws of the Company, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Forward-Looking Statements

This communication (including the exhibits hereto) includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction. These forward-looking statements may be identified by terminology such as “likely,” “predicts,” “continue,” “anticipates,” “believes,” “confident,” “could,” “estimates,” “expects,” “intends,” “target,” “potential,” “may,” “will,” “might,” “plans,” “path,” “should,” “approximately,” “our planning assumptions,” “forecast,” “outlook” or the negative of such terms and other comparable terminology. These forward-looking statements, including statements regarding the proposed transaction, are based largely on information currently available to our management and our management's current expectations and assumptions, and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from those expressed or implied by the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements contained in this communication are reasonable, we cannot guarantee future results. There is no assurance that our expectations will occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors, risks and uncertainties and other factors that may cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the proposed transaction on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the proposed transaction; (ii) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (iv) the ability of the Company to retain and hire key personnel; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (ix) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xi) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xiii) those risks and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xiv) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed transaction. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company undertakes no duty to update publicly any forward-looking statements except as required by law, whether as a result of new information, future events or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Information for Investors and Stockholders

This communication is being made in connection with the proposed transaction involving the Company, Parent, Merger Sub and Guarantor. In connection with the proposed transaction, the Company plans to file a proxy statement and certain other documents regarding the proposed transaction with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. STOCKHOLDERS WILL BE ABLE TO OBTAIN, FREE OF CHARGE, COPIES OF SUCH DOCUMENTS FILED BY THE COMPANY WHEN FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AT THE SEC’S WEBSITE (HTTP://WWW.SEC.GOV). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.richmondamerican.com/sec-filings). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 4350 South Monaco Street, Suite 500, Denver, CO 80237.

Participants in the Solicitation

The Company and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 1, 2023. These documents are available free of charge at the SEC’s web site at www.sec.gov and from the Company’s website (https://ir.richmondamerican.com/sec-filings). Additional information regarding the identity of the participants, and their respective direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of January 17, 2024, by and among SH Residential Holdings, LLC, Clear Line, Inc. and M.D.C. Holdings, Inc.*
3.1	Fourth Amendment to the By-Laws of the Company
104	Cover Page Interactive Data file (formatted in Inline XBRL)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: January 18, 2024	By	/s/ Joseph H. Fretz
Joseph H. Fretz
Vice President, Secretary and Corporate Counsel